Critical Math Fund

a Series of Northern Lights Fund Trust

Supplement dated December 24, 2008, to the Prospectus dated August 29, 2008 and

Statement of Additional Information dated May 30, 2008

Effective December 24, 2008, the name of the Critical Math Fund is changed to the “Adaptive Allocation Fund.” All references to Critical Math Fund are replaced with Adaptive Allocation Fund.

The first sentence of the fifth paragraph under “Principal Investment Strategies” defines what “Critical Math” means and how the meaning of the Fund name relates to its investment strategies.  This sentence is hereby deleted in its entirety.

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You should read this Supplement in conjunction with the Prospectus dated August 29, 2008 and the Statement of Additional Information, dated May 30, 2008, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-866-263-9260.

Please retain this Supplement for future reference.